UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 7, 2005

Commission File No. 001-31463

DICK’S SPORTING GOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	16-1241537 (I.R.S. Employer Identification No.)

300 Industry Drive, RIDC Park West, Pittsburgh, Pennsylvania (Address of principal executive offices)	15275 (Zip Code)

(724) 273-3400
(Registrant’s telephone number, including area code)

TABLE OF CONTENTS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURE	4
EXHIBIT 99.1	5

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 7, 2005 Dick’s Sporting Goods, Inc. issued a press release announcing its results for the fourth fiscal quarter and year ended January 29, 2005 and certain other information that is furnished as Exhibit 99.1 hereto.

This information and the exhibits hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. The information contained in this report shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit 99.1	Press release dated March 7, 2005 by Dick’s Sporting Goods, Inc. furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.
Date: March 7, 2005	By:	/S/ MICHAEL F. HINES
	Name:	Michael F. Hines
	Title:	EVP - Chief Financial Officer

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